EXHIBIT 13
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of Aktiebolaget Electrolux (publ) (the “Company”) on Form 20-F for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2006	/s/	Hans Stråberg

	Name:	Hans Stråberg
	Title:	President and Chief Executive Officer

Date: May 24, 2006	/s/	Fredrik Rystedt

	Name:	Fredrik Rystedt
	Title:	Senior Vice President and Chief Financial Officer